3Q17 Financial Results October 24, 2017 ©2017 DISCOVER FINANCIAL SERVICES Exhibit 99.3

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The information provided herein includes certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included at the end of this presentation, which is available on the Company’s website and the SEC’s website. The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Quarterly Report on Form 10-Q for the quarters ended June 30, 2017, and March 31, 2017, which are filed with the SEC and available at the SEC's website (www.sec.gov). The Company does not undertake to update or revise forward-looking statements as more information becomes available. Notice 2

• Delivered net income of $602MM, diluted EPS of $1.59 and 10% revenue growth YOY • Achieved 9% total loan growth YOY with solid gains across all primary lending products (credit cards, private student and personal loans) • Net interest margin up 29 bps YOY to 10.28% • Continued to drive positive operating leverage • Increased Payment Services volume rate of growth (up 16% YOY) • Remained disciplined on risk-adjusted returns with 22% return on equity • Returned $667MM of capital through dividends and share repurchases 3Q17 Highlights 3

3Q17 Summary Financial Results

($MM, except per share data)	3Q17	3Q16	B / (W) $ Δ	B / (W) % Δ
Revenue Net of Interest Expense	$2,525	$2,301	$224	10%
Net Principal Charge-off	527	370	(157)	(42%)
Reserve Change build/(release)	147	75	(72)	(96%)
Provision for Loan Losses	674	445	(229)	(51%)
Operating Expense	948	895	(53)	(6%)
Direct Banking	867	931	(64)	(7%)
Payment Services	36	30	6	20%
Total Pre-Tax Income	903	961	(58)	(6%)
Income Tax Expense	301	322	21	7%
Net Income	$602	$639	($37)	(6%)
ROE	**22%**	**23%**		
Diluted EPS	**$1.59**	**$1.56**	**$0.03**	**2%**
Pre-Tax, Pre-Provision Income [(1)]	$1,577	$1,406	$171	12%

Highlights

- Diluted EPS of $1.59, up 2% YOY
- Revenue net of interest expense of $2.5Bn, up 10% YOY, driven by higher net interest income
- Provision for loan losses increased $229MM YOY (51%) on higher net charge-offs and a larger reserve build
- Expenses rose 6%, primarily from higher compensation and professional fees
- Income tax expense of $301MM was lower by 7% YOY. Both 3Q16 and 3Q17 include a tax benefit of $28MM

Note(s)
1. Pre-tax, pre-provision income, which is derived by adding provision for loan losses to pre-tax income, is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the Company's reported results. Management believes this information helps investors understand the effect of provision for loan losses on reported results and provides an alternate presentation of the Company's performance; see appendix for a reconciliation

4

DISCOVER

Payment Services 3Q16 3Q17 $73.6 $58.0 $9.0 $6.3 $80.4 $63.5 $9.2 $7.4 +9% +9% +2% +18% Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume up 12% YOY Ending Loans ($Bn) Volume ($Bn) 3Q16 3Q17 $31.8 $33.9 $7.3 $3.3 $33.6 $39.8 $8.0 $3.8 Total Card Student Personal +6% +17% +9% 15% Proprietary PULSE Network PartnersDiners (1) 3Q17 Loan and Volume Growth 5

Note(s) 1. Rewards cost divided by Discover card sales volume Highlights • Receivables growth and margin expansion drove 12% YOY increase in net interest income • Net discount and interchange revenue decreased $5MM (2%) because of higher rewards expense • Enhanced customer engagement with promotional rewards drove a 10 bps increase in rewards rate YOY 3Q17 Revenue Detail B / (W) ($MM) 3Q17 3Q16 $ Δ % Δ Interest Income $2,476 $2,184 $292 13% Interest Expense 426 359 (67) (19%) Net Interest Income 2,050 1,825 225 12% Discount/Interchange Revenue 675 631 44 7% Rewards Cost 417 368 (49) (13%) Net Discount/Interchange Revenue 258 263 (5) (2%) Protection Products Revenue 55 60 (5) (8%) Loan Fee Income 95 91 4 4% Transaction Processing Revenue 43 40 3 8% Other Income 24 22 2 9% Total Non-Interest Income 475 476 (1) —% Revenue Net of Interest Expense $2,525 $2,301 $224 10% Direct Banking $2,451 $2,233 $218 10% Payment Services 74 68 6 9% Revenue Net of Interest Expense $2,525 $2,301 $224 10% Change ($MM) 3Q17 3Q16 QOQ YOY Discover Card Sales Volume $32,161 $30,683 —% 5% Rewards Rate (1) 1.30% 1.20% 10 bps 10 bps 6

Highlights • Net interest margin on receivables increased 29 bps YOY on higher loan yields, partially offset by higher funding costs • Credit card yield increased 30 bps YOY as the prime rate increased, partially offset by higher interest charge-offs and portfolio mix • Average consumer deposits grew 10% YOY and composed 47% of total average funding • Funding costs on interest-bearing liabilities increased 16 bps YOY, driven by higher market rates and funding mix 3Q17 Net Interest Margin 3Q17 3Q16 ($MM) Average Balance Rate Average Balance Rate Credit Card $62,647 12.83% $57,561 12.53% Private Student 8,986 7.56% 8,795 7.13% Personal 7,208 12.33% 6,036 12.23% Other 348 5.56% 276 4.96% Total Loans 79,189 12.15% 72,668 11.82% Other Interest-Earnings Assets 15,395 1.30% 14,382 0.68% Total Interest-Earnings Assets $94,584 10.39% $87,050 9.98% Direct to Consumer and Affinity $37,900 1.37% $34,488 1.26% Brokered Deposits and Other 16,192 2.12% 14,267 1.90% Interest Bearing Deposits 54,092 1.59% 48,755 1.45% Borrowings 26,928 3.07% 25,484 2.82% Total Interest-Bearing Liabilities $81,020 2.08% $74,239 1.92% Change (%) 3Q17 QOQ YOY Total Interest Yield 12.15% 17bps 33bps NIM on Receivables 10.28% 17bps 29bps NIM on Interest-Earning Assets 8.60% 16bps 26bps 7

Note(s) 1. Defined as reported total operating expense divided by revenue net of interest expense Highlights • Employee compensation and benefits up 8% YOY, primarily on higher staffing levels, as well as higher average salaries • Professional fees up 14% YOY, primarily due to investments in technology and analytic capabilities • Operating efficiency improved 140 bps on strong revenue growth coupled with disciplined expense growth 3Q17 Operating Expense Detail B / (W) ($MM) 3Q17 3Q16 $ Δ % Δ Employee Compensation and Benefits $371 $342 ($29) (8%) Marketing and Business Development 203 195 (8) (4%) Information Processing & Communications 78 81 3 4% Professional Fees 163 143 (20) (14%) Premises and Equipment 25 25 — —% Other Expense 108 109 1 1% Total Operating Expense $948 $895 ($53) (6%) Direct Banking 909 857 ($52) (6%) Payment Services 39 38 (1) (3%) Total Operating Expense $948 $895 ($53) (6%) Operating Efficiency(1) 37.5% 38.9% 140 bps 8

Credit Performance Trends

Total Company Loans



2.05
1.85
2.02
2.11
2.18
2.02
2.31
2.60
2.71
2.63
1.49
1.60
1.67
1.64
1.60
1.79
1.97
1.97
1.93
2.05
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
NCO rate (%)
30+ day DQ rate ex-PCI (%)

Credit Card Loans



2.28
2.04
2.18
2.34
2.39
2.17
2.47
2.84
2.94
2.80
1.55
1.65
1.72
1.68
1.63
1.87
2.04
2.06
2.00
2.14
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
NCO rate (%)
30+ day DQ rate (%)

Private Student Loans



1.78
1.88
1.91
1.92
1.88
1.87
2.22
2.04
2.12
2.14
0.61
0.57
0.82
0.56
0.74
0.70
1.00
0.60
0.85
1.14
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
NCO rate (%)
30+ day DQ rate ex-PCI (%)

Personal Loans



2.10
1.99
2.28
2.45
2.38
2.63
2.70
3.16
3.18
3.19
0.71
0.80
0.89
0.97
1.02
0.98
1.12
1.12
1.14
1.27
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
NCO rate (%)
30+ day DQ rate (%)

9

DISCOVER

3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 95 93 95 94 99 99 104 108 109 14.4 13.9 14.3 14.3 13.9 13.2 13.4 13.0 12.5 Capital Trends Note(s) 1. Common Equity Tier 1 Capital Ratio (Basel III Transition) 2. Payout Ratio is displayed on a trailing twelve month basis. This represents the trailing twelve months’ Capital Return to Common Stockholders divided by the trailing twelve months’ Net Income Allocated to Common Stockholders Common Equity Tier 1 (CET1) Capital Ratio(1) (%) Payout Ratio(2) (%) 10

Balance Sheet • Total loans grew 9% ($6.9Bn) YOY with strong contributions from all primary lending products • Credit card loans grew 9% ($5.5Bn) YOY as sales volume increased 5% • Average consumer deposits grew 10% ($3.4Bn) YOY, while deposit rates increased slightly 3Q17 Financial Summary 11 • Total NCO rate of 2.63%, up 61 bps YOY • Driven by supply- induced credit normalization and loan seasoning • Capital plan execution • Repurchased 9.2MM shares of common stock for $555MM • CET1 capital ratio(1) of 12.5%, down 140 bps YOY • Net income of $602MM and diluted EPS of $1.59 • Revenue growth of 10% on higher net interest income • NIM of 10.28%, up 29 bps YOY • Return on equity remains strong at 22% • Efficiency ratio stable QOQ at 38% Credit and Capital Profitability Note(s) 1. Basel III Transition

Note(s) 1. Pre-tax, pre-provision income, which is derived by adding provision for loan losses to pre-tax income, is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the Company's reported results. Management believes this information helps investors understand the effect of provision for loan losses on reported results and provides an alternate presentation of the Company's performance Appendix Reconciliation of GAAP to Non-GAAP Data (unaudited, $MM) 3Q17 3Q16 Provision for loan losses $674 $445 Income before income taxes 903 961 Pre-tax, pre-provision income(1) $1,577 $1,406 12